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           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports, included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 33-80830).


                                              /s/ Arthur Andersen L.L.P.

Boston, Massachusetts
September 27, 1996